Exhibit 10.1

SUBSCRIPTION AGREEMENT

This subscription agreement (“Subscription Agreement”), is made by and between Sonim Technologies, Inc., a Delaware corporation, (the “Company”) and the subscriber signatory hereto (“Subscriber”) as of the date this Subscription Agreement is accepted by the Company, as set forth on the Company’s signature page hereto (the “Effective Date”).

WHEREAS, subject to the terms and conditions set forth in this Subscription Agreement, in an offering (the “Offering”) exempted pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), or Rule 506 promulgated thereunder, the Company desires to issue and sell to the Subscriber, and the Subscriber desires to purchase from the Company

(i)	[●] shares of the Company’s common stock, par value $0.001 (“Common Stock”), and

(ii)	[●] immediately exercisable warrants to purchase Common Stock for $1.3864 per share in the form attached hereto as Exhibit A (the “Warrants” and together with Common Stock offered herein, the “Securities”)

for the aggregate purchase price of $[●] (the “Purchase Price”) for the entirety of Securities.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1.	Subscription for Securities.

(a) Subscription for Securities. Subject to the terms and conditions hereinafter set forth, Subscriber hereby irrevocably subscribes for and agrees to purchase the Securities from the Company for the Purchase Price, and the Company agrees to issue and sell such Securities to Subscriber for the Purchase Price, subject to the Company’s right, in its sole discretion, to reject this subscription, in whole or in part, at any time prior to the Closing (as defined below).

(b) Subscriber acknowledges that the Securities (including the shares of Common Stock underlying the Warrants) will be subject to restrictions on transfer as set forth in this Subscription Agreement.

(c) Subscriber further acknowledges that, absent receipt of the necessary stockholder approval and certain other conditions, the Company is prevented from issuing to the Subscriber an amount of shares of the Company’s common stock in excess of 19.9% of the Company’s aggregate shares of Common Stock outstanding immediately prior to the Closing.

2.	Terms of Subscription.

(a) Payment. Subscriber shall make, or, subject to the Company’s prior written consent, procure any of its affiliates as designated by the Subscriber (the “Designated Affiliate”) to make, payment for the Securities by wire transfer of immediately available funds to an account designated by the Company in the amount of the Purchase Price.

(b) Acceptance of Subscription and Issuance of Securities. It is understood and agreed that the Company shall have the sole right, at its complete discretion, to accept or reject this subscription, in whole or in part, for any reason and that the same shall be deemed to be accepted by the Company only when it is signed by a duly authorized officer of the Company and delivered to the undersigned at the Closing (as defined below) within seven (7) calendar days as of the receipt of the Investor’s subscription. Notwithstanding anything in this Subscription Agreement to the contrary, the Company shall have no obligation to issue any of the Securities to any person who is a resident of a jurisdiction in which the issuance of Securities to such person would constitute a violation of the securities, “blue sky” or other similar laws.

(c) Closing. The Offering may be consummated at such place (or remotely via the exchange of documents and signatures) as may be mutually agreed upon by the parties at a closing (the “Closing”) to occur on a date as may be determined by the Company, at a time as may be determined by the Company. Subsequent closings may occur at the discretion of the Company.

(d) Closing Deliverables. At the Closing:

(i)	Subscriber shall deliver (A) the Purchase Price, (B) [intentionally omitted], and (C) duly executed Registration Rights Agreement in the form attached hereto as Exhibit B (the “Registration Rights Agreement”); and

(ii)	the Company shall deliver (A) the Securities to Subscriber that bear an appropriate legend referring to the fact that the Securities are subject to transfer restrictions as set forth in the Securities Act by providing Subscriber with a copy of irrevocable instructions to the Company’s transfer agent with regard to the delivery of the shares Common Stock and a duly executed Warrant registered in the name of Subscriber subject to the terms and conditions of this Subscription Agreement, (B) [intentionally omitted], and (C) duly executed Registration Rights Agreement.

3.	Representations and Warranties of Subscriber.

Subscriber represents and warrants to the Company that:

(a) Reliance on Exemptions. Subscriber understands that the Securities are being offered and sold in reliance upon specific exemptions from registration provided in the Securities Act, and upon exemptions from registration under state securities laws, and acknowledges that the Offering has not been reviewed by the Securities and Exchange Commission or any state agency. Subscriber understands that the Company is relying upon, and intends that the Company rely upon, the truth and accuracy of, and Subscriber’s compliance with, the representations, warranties, agreements, acknowledgments, and understandings of Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of Subscriber to acquire the Securities.

(b) Organization; Authority. Subscriber is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company, or similar power and authority to enter into and to consummate the transactions contemplated by this Subscription Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Subscription Agreement and performance by Subscriber of the transactions contemplated by the Subscription Agreement have been duly authorized by all necessary corporate, partnership, limited liability company, or similar action, as applicable, on the part of Subscriber. The Subscription Agreement has been duly executed by Subscriber, and when delivered by Subscriber in accordance with the terms hereof, will constitute the valid and legally binding obligation of Subscriber, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c) Entity Representation. If Subscriber is a corporation, partnership, trust, or other entity, such entity further represents and warrants that it was not formed for the purpose of investing in the Company.

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(d) Investment Purpose. The Securities are being purchased for the Subscriber’s own account, for investment purposes only, and not for distribution or resale to others in contravention of the registration requirements of the Securities Act. Subscriber agrees that it will not sell or otherwise transfer the Securities unless they are registered under the Securities Act or unless an exemption from such registration is available under the Securities Act and permitted by the certificate of incorporation of the Company. Subscriber has no contract, undertaking, agreement, or arrangement with any person to sell, distribute, transfer, or pledge to such person or anyone else the Securities which Subscriber hereby subscribes to purchase, or any interest therein, and Subscriber has no present plans to enter into any such contract, undertaking, agreement, or arrangement. Subscriber agrees that the Company and its affiliates shall not be required to give effect to any purported transfer of such Securities except upon compliance with the foregoing restrictions.

(e) Subscriber Status. Subscriber hereby represents and warrants that, Subscriber, as of the date of this Agreement:

(i)	if an entity, is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an “accredited investor” as that term is defined in Rule 501(a) under Regulation D promulgated pursuant to the Securities Act;

(ii)	if an individual, is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D of the Securities Act and has such knowledge and experience in financial and business matters as to be able to protect its own interests in connection with an investment in the Securities, and

(iii)	is able to bear the economic risk of any investment in the Securities and in the Company.

(f) Risk of Investment. Subscriber recognizes that the purchase of the Securities involves a high degree of risk including the risk that an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities. Subscriber, either alone or together with its representatives, has such knowledge, sophistication, and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Subscriber is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(g) Prior Investment Experience. Subscriber understands the business in which the Company is engaged and has such knowledge and experience in business and financial matters that Subscriber is capable of evaluating the merits and risks of the investment in the Securities. Subscriber has prior investment experience, and Subscriber recognizes the highly speculative nature of this investment.

(h) Information and Non-Reliance.

(i)	Subscriber acknowledges that it has had the opportunity to review this Subscription Agreement (including all exhibits and schedules thereto) and the filings of the Company with the Securities and Exchange Committee and has been afforded, (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

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(ii)	The Subscriber represents that it is not relying on (and will not at any time rely on) any communication (written or oral) of the Company, as investment advice or as a recommendation to purchase the Securities, it being understood that information and explanations related to the terms and conditions of the Securities and the Subscription Agreement shall not be considered investment advice or a recommendation to purchase the Securities.

(iii)	The Subscriber confirms that the Company has not given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Securities. In deciding to purchase the Securities, the Subscriber is not relying on the advice or recommendations of the Company and the Subscriber has made its own independent decision that the investment in the Securities is suitable and appropriate for the Subscriber.

(i) Tax Consequences. Subscriber acknowledges that the Offering may involve tax consequences and that the contents of the Subscription Agreement do not contain tax advice or information. Subscriber acknowledges that Subscriber must retain Subscriber’s own professional advisors to evaluate the tax and other consequences of an investment in the Securities. Subscriber intends to acquire the Securities without regard to tax consequences.

(j) Transfer or Resale. The Subscriber is acquiring the Securities solely for the Subscriber’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Securities. Subscriber understands that the Securities have not been registered under the Securities Act or the securities laws of any state and, as a result thereof, are subject to substantial restrictions on transfer. Subscriber acknowledges that Subscriber may be precluded from selling or otherwise disposing of the Securities for an indefinite period of time. Subscriber consents that the Company may, if it desires, permit the transfer of the Securities out of Subscriber’s name only when Subscriber’s request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Securities Act or any applicable state “blue sky” laws.

(k) No General Solicitation. Subscriber was not induced to invest in the Company or in the Securities by any form of general solicitation or general advertising including, but not limited to, the following: (i) any advertisement, article, notice, or other communication published in any newspaper, magazine or similar media or broadcast over the news or radio; (ii) any seminar or meeting whose attendees were invited by any general solicitation or advertising; and (iii) any solicitation within the United States.

(l) Brokers and Finders. Subscriber has not retained, utilized, or been represented by any broker or finder in connection with the transactions contemplated by this Agreement, whose fees the Company would be required to pay.

(m) Address. The residence address of Subscriber furnished by Subscriber on the signature page hereto is the Subscriber’s principal residence if the Subscriber is an individual or its principal business address if it is a corporation, partnership, trust, or other entity.

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(n) Compliance with Laws. The Subscriber will comply with all applicable laws and regulations in effect in any jurisdiction in which the Subscriber purchases or sells Securities and obtain any consent, approval, or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which the Subscriber is subject or in which the Subscriber makes such purchases or sales, and the Company shall have no responsibility therefore.

(o) Office of Foreign Assets Control. Neither Subscriber nor any subsidiary of Subscriber nor any director, officer, agent, employee or affiliate of Subscriber is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.

(p) Accuracy of Representations and Warranties. The information set forth herein concerning Subscriber is true and correct. The Subscriber understands that, unless the Subscriber notifies the Company in writing to the contrary at or before the Closing, each of the Subscriber’s representations and warranties contained in this Subscription Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the Subscriber.

4.	Representations and Warranties of the Company.

The Company represents and warrants to Subscriber that:

(a) Organization. The Company is organized and validly existing in good standing under the laws of the State of Delaware.

(b) Due Authorization, Enforcement, and Valid Issuance. The Company has all requisite power and authority to execute, deliver and perform its obligations under this Subscription Agreement, and when executed and delivered by the Company, this Subscription Agreement will constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally, and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The shares of Common Stock have been duly authorized and, when issued and paid for in accordance with the terms of this Subscription Agreement or the Warrants, will be duly and validly issued, fully paid, and nonassessable. The Warrants constitute binding obligations of the Company.

(c) Noncontravention. The execution and delivery of this Subscription Agreement and the consummation of the transactions contemplated hereby will not conflict with or constitute a violation of, or default under (i) any material agreement to which the Company is a party or by which it or any of its properties are bound or (ii) the organizational documents of the Company.

(d) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements, and other documents required to be filed by the Company under the Securities Act and the Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports complied in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

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(e) General Solicitation; No Integration or Aggregation. Neither the Company nor any other person or entity authorized by the Company to act on its behalf has engaged in a general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) of investors with respect to offers or sales of Securities pursuant to this Agreement. The Company has not, directly or indirectly, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which, to its knowledge, is or will be (i) integrated with the Securities sold pursuant to this Agreement for purposes of the Securities Act or (ii) aggregated with prior offerings by the Company for the purposes of the rules and regulations of the Nasdaq Capital Market. Assuming the accuracy of the representations and warranties of Subscriber, neither the Company nor any of its affiliates, its subsidiaries nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any Company security, under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) or Rule 506 of Regulation D promulgated thereunder for the exemption from registration for the transactions contemplated hereby.

(f) No Additional Agreements. There are no agreements or understandings between the Company and Subscriber (or any person investing in this Offering together with Subscriber) with respect to the transactions contemplated by the Agreement other than (i) as specified in the Agreement and (ii) any side letter agreements with any of subscribers in this Offering, which side letters the Company has shared with Subscriber and all such subscribers.

5.	Conditions to Obligations of the Subscriber and the Company.

The obligations of the Subscriber to purchase and pay for the Securities specified on the signature page hereof and of the Company to sell the Securities are subject to the satisfaction at or prior to the Closing of the following conditions precedent:

(a) Representations and Warranties. The representations and warranties of the Subscriber contained in Section 3 hereof and of the Company contained in Section 4 hereof shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing.

(b) Performance. Subscriber shall have performed or complied with in all material respects all obligations and conditions herein required to be performed or observed by Subscriber at or prior to the Closing.

(c) Payment. The Company shall have received payment, by wire transfer of immediately available funds, in the full amount of the purchase price for the number of Securities being purchased by each subscriber at the Closing.

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6.	Legends.

Subscriber agrees to the inclusion, so long as is required by applicable securities laws, of a legend on the book-entry account of Subscriber (or, as applicable, certificate) for each of the share of Common Stock or Warrant, as and if applicable, in substantially the following form:

“The securities represented hereby have been acquired for investment and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). Such securities may not be sold, pledged, or transferred pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in accordance with applicable state securities laws as evidenced by a legal opinion of counsel to the transferor to such effect, the substance of which shall be reasonably acceptable to the company. Accordingly, the securities may not be offered or sold in the United States or to, or for the account or benefit of, any U.S. Person, unless registered under the Securities Act and any other applicable securities laws of any state or other jurisdiction of the United States or an applicable exemption from such registration requirements is available. Hedging transactions involving the securities may not be conducted unless in compliance with the Securities Act.”

and other legend language that may be determined by the Company and its counsel from time to time.

7.	Miscellaneous.

(a) Notice. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or e-mail attachment at the e-mail address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a trading day when then-principal U.S. trading market for the Common Stock is open (the “Trading Day”), (b) the next Trading Day after the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the e-mail address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

(b) Bank information. Subject to the terms and conditions, the Subscriber and/or the Designated Affiliate shall wire the Purchase Price to the following bank account:

Name on account: [*****]

Account number: [*****]

Bank Routing Number: [*****]

Swift: [*****]

Bank Name: [*****]

Bank Address: [*****]

(c) Entire Agreement; Amendment. This Subscription Agreement, which includes the exhibits referred to herein, supersedes all other prior oral or written agreements between Subscriber, the Company, their affiliates, and persons acting on their behalf with respect to the matters discussed herein, and constitutes the entire understanding of the parties with respect to the matters covered herein. No provision of this Subscription Agreement may be amended or waived other than by an instrument in writing signed by the Company and Subscriber.

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(d) Severability. If any provision of this Subscription Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Subscription Agreement in that jurisdiction or the validity or enforceability of any provision of this Subscription Agreement in any other jurisdiction.

(e) Governing Law. All questions concerning the construction, validity, enforcement, and interpretation of the Subscription Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereto agrees that all legal proceedings concerning the interpretations, enforcement, and defense of the transactions contemplated by the Subscription Agreement and any ancillary document thereto (whether brought against a party hereto or its respective affiliates, directors, officers, stockholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Subscription Agreement), and hereby irrevocably waives, and agrees not to assert in any action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Subscription Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party hereto shall commence an action or proceeding to enforce any provisions of the Subscription Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation, and prosecution of such action or proceeding.

(f) WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(g) Successors and Assigns. This Subscription Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Subscriber shall not assign its rights hereunder without the prior written consent of the Company.

(h) No Third-Party Beneficiaries. This Subscription Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(i) Notification of Changes. The Subscriber hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the closing of the purchase of the Securities pursuant to this Subscription Agreement which would cause any representation, warranty, or covenant of the Subscriber contained in this Subscription Agreement to be false or incorrect.

(j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments, and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Subscription Agreement and the consummation of the transactions contemplated hereby.

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(k) Legal Representation. Subscriber acknowledges that: (i) Subscriber has read this Subscription Agreement and the exhibits referred to herein; (ii) Subscriber understands that the Company has been represented in the preparation, negotiation, and execution of the Subscription Agreement, and (iii) Subscriber understands the terms and conditions of the Subscription Agreement and is fully aware of their legal and binding effect.

(l) Expenses. Each party will bear its own costs and expenses (including legal and accounting fees and expenses) incurred in connection with this Subscription Agreement and the transactions contemplated hereby.

(m) Counterparts. This Subscription Agreement may be executed in counterparts, all of which shall be considered one and the same agreement. The exchange of signature pages by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document shall constitute effective execution and delivery of this Subscription Agreement as to the parties.

(n)	Confidential Information.

(i)	Subscriber covenants that until such time as the transactions contemplated by this Agreement and any material non-public information provided to Subscriber are publicly disclosed by the Company, Subscriber will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction), other than to Subscriber’s attorney, accountant, auditor or investment advisor only to the extent necessary to permit evaluation of the investment, and the performance of the necessary or required tax, accounting, financial, legal, or administrative tasks and services and other than as may be required by law.

(ii)	The Company may request from Subscriber such reasonable and customary additional information as the Company may deem necessary to evaluate the eligibility of Subscriber to acquire the Securities, and Subscriber shall promptly provide such information as may reasonably be requested to the extent readily available; provided, that, the Company agrees to keep any such information provided by Subscriber confidential, except (A) as required by the federal securities laws, rules or regulations and (B) to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the SEC or regulatory agency or under the regulations of Nasdaq.

(iii)	Subscriber acknowledges that the Company may file a copy of this Agreement and the Registration Rights Agreement with the SEC as an exhibit to a current report, a periodic report or a registration statement of the Company.

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(o)	Indemnification by the Company. The Company agrees to indemnify and hold harmless the Purchaser and its affiliates, and each of their respective officers, directors, partners, principals, members, equity holders (whether regardless of whether such interests are held directly or indirectly), managers, portfolio managers, trustees, employees and agents and other representatives, investment advisors, predecessors, successors and assigns, subsidiaries, attorneys, advisors, in each case in their capacity as such, each person who controls any such Purchaser or an Affiliate thereof (within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act) and the officers, directors, partners, principals, members, equity holders (regardless of whether such interests are held directly or indirectly), managers, trustees and employees and agents of each such controlling person in their capacity as such (each, an “Indemnified Party”), against any and all losses, claims, damages, liabilities, actions, suits, proceedings, investigations, inquiries or expenses (including fees, expenses and disbursements of external counsel and other documented out of pocket expenses) (collectively “Losses”), joint or several, that may be incurred by or award against such Indemnified Party or to which such Indemnified Party may become subject under the Securities Act, the Exchange Act, or any other federal or state law or regulation (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, provided that such consent shall not be unreasonably withheld), including, without limitation, any such Losses arising out of or relating to any claim or legal proceeding brought by any then current stockholder or beneficial owner of the Company (whether directly, derivatively, or otherwise) in connection with or arising out of the offer, sale, issuance, or ownership of the securities offered and sold pursuant to this Agreement, insofar as such Losses (or actions in respect thereof as contemplated below) arise out of or are based in whole or in part on the breach of or inaccuracy in the representations and warranties of the Company contained in this Agreement or the failure of the Company to perform its obligations hereunder, and will reimburse each Indemnified Party for legal and other expenses reasonably incurred as such expenses are incurred by such Indemnified Party in connection with investigating, defending, preparing to defend, providing evidence in, preparing to serve or serving as a witness with respect to, settling, compromising or paying such Loss; provided, however, that the Company will not be liable in any such case to the extent that any such Loss arises out of or is based upon such Indemnified Party’s bad faith, actual fraud, gross negligence or willful misconduct. No Indemnified Party shall have any liability (whether direct or indirect, in contract, tort or otherwise) to the Company, for or in connection with the transactions contemplated hereby, except to the extent such liability results from such Indemnified Party’s bad faith, actual fraud, gross negligence or willful misconduct. In no event, however, shall the Company or any Indemnified Party be liable on any theory of liability for any punitive or exemplary damages other than with respect to punitive or exemplary damages paid by an Indemnified Party. Each Indemnified Party shall make reasonable efforts to mitigate or minimize all Losses upon and after becoming aware of any event or condition which would reasonably be expected to give rise to any Losses that are indemnifiable hereunder and, if an Indemnified Party fails to use commercially reasonable efforts to so mitigate any indemnifiable Losses under this sentence, the Indemnifying Party that would otherwise have an indemnity obligation hereunder with respect to such Losses shall have no liability for any portion of such Losses that reasonably would have been avoided or mitigated had the Indemnified Party made such efforts.

[SIGNATURE PAGES FOLLOW]

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SUBSCRIBER SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

IN WITNESS WHEREOF, and intending to be legally bound hereby, Subscriber has caused this Subscription Agreement to be duly executed and, by executing this signature page, hereby executes, adopts, and agrees to all terms, conditions, and representations contained in the foregoing Subscription Agreement and hereby subscribes for the Securities offered by the Company in the amount set forth in the Subscription Agreement.

SUBSCRIBER:

[●]

Name: [●]
Title: [●]
Date: [●]
Principal place of business/residency:
[●]
Address for notices:
[●]
E-mail address for notices: [●]

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COMPANY SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Accepted and Agreed:

COMPANY:

Sonim Technologies, Inc.

Name:	Clay Crolius
Title:	CFO
Date:	May 12, 2025
Principal place of business/residency:
[*****]

Address for notices:
To the Company:

Sonim Technologies, Inc.
4445 Eastgate Mall, Suite 200
San Diego, CA, 92121
Attention: Clay Crolius
E-mail address: [*****]

With a copy to:
Venable LLP
151 W. 42nd Street, 49th Floor,
New York, NY 10036
Attention: William N. Haddad, Kirill Y. Nikonov
E-mail:
wnhaddad@venable.com,
kynikonov@venable.com

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EXHIBIT A

Form of Warrant
(Attached hereto)

EXHIBIT B

Form of Registration Rights Agreement
(Attached hereto)